SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                December 19, 1996
                Date of Report (Date of earliest event reported)


                       Savoy Pictures Entertainment, Inc.

             (Exact name of registrant as specified in its charter)


          Delaware                  0-21234             13-3649014
    (State or other jurisdiction   (Commission        (IRS Employer
      of incorporation)            File Number)       Identification No.)

                               Carnegie Hall Tower
                              152 West 57th Street
                               New York, NY  10019
                    (Address of principal executive offices)


                                 (212) 247-5810
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant

          On December 19, 1996, Silver King Communications, Inc. ("Silver King") acquired Savoy Pictures Entertainment, Inc. (the "Registrant") pursuant to the terms of the Agreement and Plan of Merger, dated as of November 27, 1995, as amended by the amendment, dated March 22, 1996, and the amendment, dated August 13, 1996, among the Registrant, Silver King Communications, Inc. and Thames Acquisition Corp (the "Merger").

          The Registrant has informed the NASDAQ Stock Market that it has voluntarily terminated its designation as a NASDAQ National Market System security.

          In connection with the Merger, the Registrant, Silver King and United States Trust Company of New York, as Trustee (the "Trustee"), entered into a supplement, dated as of December 19, 1996 (the "Third Supplemental Indenture"), to the Indenture, dated as of June 25, 1993, between the Registrant and the Trustee. The Third Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

          A press release of the Registrant is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 7.  Financial Statement and Exhibits

(C)  Exhibits

          Reference is made to the Exhibit Index annexed hereto and made a part hereof.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SAVOY PICTURES ENTERTAINMENT, INC.



Date:  December 19, 1996                 By:  /s/ Lewis J. Korman
                                             ______________________________
                                             Lewis J. Korman, President and
                                             Chief Operating Officer

                                  EXHIBIT INDEX


Exhibit Number      Description


      2.1 Agreement and Plan of Merger dated as of November 27, 1995, among Savoy Pictures Entertainment, Inc., Silver King Communications, Inc. and Thames Acquisition Corp. (incorporated by reference to Exhibit 2 to the Registrant's Form 8-K dated November 27, 1995).

      2.2 Amendment to the Agreement and Plan of Merger, dated as of August 13, 1996, among Savoy Pictures Entertainment, Inc., Silver King Communications, Inc. and Thames Acquisition Corp. (incorporated by reference to Exhibit 2.2 to the Registrant's Form 10-Q for the quarter ended June 30,
                    1996).

      4.1 Third Supplemental Indenture, dated as of December 19, 1996, among Silver King Communications, Inc., Savoy Pictures Entertainment, Inc. and U.S. Trust Company of New York, as Trustee, to the Indenture, dated as of June 25, 1993.

      99.1 Press release, issued December 19, 1996, by Savoy Pictures Entertainment, Inc.